United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1933

                        Date of Report: November 6, 2001

                         Commission File Number: 0-30565

                            KNOWLEDGE NETWORKS, INC.

Nevada                                                                91-2014670
(Jurisdiction  of  Incorporation)        (I.R.S.  Employer  Identification  No.)

24843  Del  Prado,  Suite  318,  Dana  Point,  CA                          92629
(Address of principal executive offices)                              (Zip Code)

Registrant's  telephone  number,  including  area  code:         (949)  487-7295

Securities  registered  pursuant  to  Section  12(b)  of  the  Act:         None

Securities  registered  pursuant  to  Section  12(g)  of  the  Act: Common Stock

     ITEM  1.  CHANGE  OF  CONTROL  OF  REGISTRANT.  None.

     ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS. Exhibit 2.1 hereto is Letter of Intent to acquire Proton Laboratories LLC.

     ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.  None.

     ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP.  None.

     ITEM  5.  OTHER  EVENTS.  None.

     ITEM  6.  CHANGES  OF  REGISTRANT'S  DIRECTORS.  None  at  this  time.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.



                            KNOWLEDGE NETWORKS, INC.


Dated:  November  6,  2001              by

                               /s/Jeffrey A. Harry
                                Jeffrey A. Harry
                         Sole Remaining Officer/Director

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--------------------------------------------------------------------------------
                                   EXHIBIT 2.1

                                LETTER OF INTENT
                                   TO ACQUIRE
                             PROTON LABORATORIES LLC
--------------------------------------------------------------------------------

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                             KNOWLEDGE NETWORKS, INC.
      24843 Del Prado  Suite 318 , Dana Point, CA 92624 ,Tel: 949-306-7979

October 12,  2001

Proton  Laboratories,  LLC
Edward  E.  Alexander
Rod  Alain
1150  Marina  Village  Parkway,  Suite  103
Alameda,  CA  94501

Letter  of  Intent

Gentlemen:

This non-binding Letter of Intent ("LOI") sets forth the basic terms of a proposed agreement between Knowledge Networks, Inc. ("KWNR") and Proton Laboratories, LLC ("Proton"). The terms of this LOI shall be set forth in a more definitive and binding Plan of Reorganization and Acquisition ("POR"). The terms are as follows:

     - KWNR shall acquire 100% of the outstanding shares, free and clear of liens and encumbrances, in Proton for the issuance of 50,000,000 new investment shares of KWNR and other considerations subject to the conditions stated herein or later agreed to by the parties.

     - The POR will include standard representations and warranties for this type of transaction including those necessary to assure KWNR that all material assets and liabilities have been identified and properly disclosed.

     - KWNR will issue 50,000,000 shares of 144 restricted stock to the shareholders of Proton and will cancel 50,024,617 shares of common stock simultaneously at closing

     - Proton will remain a wholly owned subsidiary of KWNR and the POR will provide for new directors of both the parent company and the subsidiary.

     - Each party will hold the other harmless for claims of its shareholders, if any.

     - Each party shall cooperate in allowing completion of appropriate due diligence.

     - The parties agree that this agreement is made and to be performed substantially in California, and the courts of California are a proper place for the resolution of any dispute arising from this agreement. The parties also agree that KWNR is a Nevada corporation, and that this transaction is governed by the Corporate Laws of Nevada to the extent they are applicable to corporate action by KWNR.


     - The POR shall provide that there shall be no reverse split of the common stock of the public corporation for eighteen months from the date the transaction closes.

If the terms above represent our agreement (non-binding) please sign where indicated and return a copy by fax, attention William Stocker at 949-487-7285.

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Best  Regards,

Jeff  Harry,  President


          Agreed  and  Acknowledged:

          Knowledge  Networks,  Inc.  By:  Jeff  Harry,  President
          Date:  10/13/01


          Proton  Laboratories,  LLC  By:  Edward  Alexander,  President/CEO
          Date:  10/12/01

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